UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 20, 2015

Nexvet Biopharma

public limited company

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-36828	98-1205017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

National Institute for Bioprocessing Research and Training

Fosters Avenue, Mount Merrion, Blackrock, Co. Dublin, Ireland

(Address of principal executive offices, including Zip Code)

(Registrant’s Telephone Number, Including Area Code) +353 (1) 901 0339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 19, 2015, the shareholders of Nexvet Biopharma public limited company (the “Company”) approved amendments to the Memorandum of Association of the Company and adopted revised Articles of Association of the Company (collectively, the “Amended Constitution”). The foregoing description of the Amended Constitution is qualified in its entirety by the full text of the Constitution attached as Appendix A to the Company’s Definitive Proxy Statement for the 2015 Annual General Meeting of Shareholders, as filed with the Securities and Exchange Commission on October 19, 2015.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 19, 2015, the Company held its 2015 Annual General Meeting of Shareholders (the “Annual Meeting”). Of the 11,457,921 ordinary shares of the Company outstanding and entitled to vote as of the October 15, 2015 record date for the Annual Meeting, a total of 9,360,131 ordinary shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum. Set forth below are the proposals on which the Company’s shareholders voted at the Annual Meeting and the voting results for each proposal:

1.    The Company’s shareholders approved a proposal to elect the following four (4) Class I directors, each to hold office until the 2017 Annual General Meeting of Shareholders and until their successors are duly elected and qualified or until their earlier resignation or removal, with voting results as follows:

Nominee	Votes For	Withheld	Abstentions	Broker Non-Votes
Chris Brown	8,058,320	13,710	N/A	1,288,101
George Gunn	8,045,490	26,540	N/A	1,288,101
Cormac Kilty	8,048,487	23,543	N/A	1,288,101
John Payne	8,048,930	23,100	N/A	1,288,101

The terms of office for the following directors continued after the meeting: Ashraf Hanna (Class II director), Mark Heffernan (Class II director), Joseph McCracken (Class II director) and Rajiv Patel (Class II director).

2.    The Company’s shareholders approved a proposal to ratify the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016 and statutory auditor until the close of the next annual general meeting of shareholders, and to authorize the board of directors acting through the Audit Committee to fix its remuneration, with voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,328,933	3,359	27,839	-

3.    The Company’s shareholders approved a proposal to amend the Memorandum of Association of the Company and adopt revised Articles of Association of the Company, with voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,066,170	2,040	3,820	1,288,101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nexvet Biopharma public limited company
By:	/s/ Mark Heffernan, Ph.D.

Name:	Mark Heffernan
Its:	Chief Executive Officer

Date: November 20, 2015